Exhibit 99.1

BIOHITECH GLOBAL, Inc. 80 Red Schoolhouse Road, Suite 101 Chestnut Ridge, NY 10977 RUBENSTEIN PUBLIC RELATIONS CONTACT: KRISTIE GALVANI 212-805-3005 KGALVANI@RUBENSTEINPR.COM

FOR IMMEDIATE RELEASE

BioHiTech Global Announces Partnership with Top Strategic Political,
Regulatory and Communications Consulting Firm Tusk Ventures

BioHiTech and Tusk Will Collaborate to Guide the Company’s I
mmediate and Long-Term Goals

CHESTNUT RIDGE, NY – July 28, 2016 – BioHiTech Global, Inc. (“BioHiTech”) (OTCQB: BHTG), a green technology company that provides innovative data-driven solutions for food waste disposal, has partnered with Tusk Ventures, the nation’s premier political, regulatory, and communications consulting firm. Under the leadership of founder and CEO Bradley Tusk, the firm will provide BioHiTech with both immediate and long-term guidance at the local, state and national level. Tapping into Tusk's expertise in New York and New Jersey, multi-state national campaigns, regulatory and government affairs, and strategic communications – coordinated by a highly specialized team of professionals – the partnership will focus on leveraging BioHiTech’s innovative technologies and tremendous growth to create a smarter and more effective approach to waste management, both locally and globally.

“BioHiTech is known for our commitment to excellence, which is why we are pleased to partner with a premier firm like Tusk Ventures in order to accomplish the many goals we have as a company,” said Frank E. Celli, CEO of BioHiTech Global. “Whether it’s providing businesses around the world the ability to efficiently dispose of and track their food waste, or our expansion of facilities that will lead to significant landfill diversion, we are changing the landscape of an industry. Tusk’s record of working with companies that are disrupting traditional industries is well-established, and together we look forward to continuing these efforts and building upon our company’s own record of success.”

“BioHiTech is providing a game-changing solution to address a global problem, so partnering with them was a no-brainer,” said Bradley Tusk, Founder and CEO of Tusk Ventures. “Innovative companies are not rare. What is unique about a company like BioHiTech is that their vision is not only bold, but they have a clear understanding of what they must do to achieve it. Our experienced team will work closely to help guide this vision, ensuring a bright future for their business and, most importantly, a more sustainable planet for generations to come.”

About BioHiTech Global

BioHiTech Global (OTCQB: BHTG), “The Company” headquartered in Chestnut Ridge NY, develops and deploys innovative and disruptive waste management technologies. The combined offerings of BioHiTech Global offer our customers a full suite of technology based disposal options capable of having a significant impact on waste generation while providing a true zero landfill environment. With options for both on and off site biological treatment of waste, BioHiTech Global is a leader in zero waste solutions for businesses and municipalities. For more information, please visit www.biohitechglobal.com.

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About Tusk Ventures

Founded in 2015, Tusk Ventures specializes in helping companies analyze and navigate regulatory and political challenges at local, state and national levels. Tusk has executed a number of highly sophisticated campaigns that have made it possible for companies to overcome complex challenges. Clients include Uber, FanDuel, Lemonade, Nagare, AltSchool, and Handy. Tusk Ventures has offices in New York, Chicago and Miami. For more information, visit www.tuskventures.com.

Forward Looking Statements

Statements in this document contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on many assumptions and estimates and are not guarantees of future performance. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of BioHiTech Global, Inc. to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. BioHiTech Global, Inc. assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as “Risk Factors” in our filings with the Securities and Exchange Commission (“SEC”). There may be other factors not mentioned above or included in the BioHiTech’s SEC filings that may cause actual results to differ materially from those projected in any forward-looking statement. BioHiTech Global, Inc. assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

Media Contacts:

Rubenstein Public Relations

Contact: Kristie Galvani

Tel: 212-843-9205

Kgalvani@rubensteinpr.com

Tusk Ventures

Contact: Patrick Muncie

Tel: 212-966-5161

pmuncie@tuskstrategies.com

Investor Relations Contact:

MZ North America

Ted Haberfield

President – MZ North America

Direct: 760-755-2716

Mobile: 858-204-5055

thaberfield@mzgroup.us

www.mzgroup.us

Sales Contact:

BioHiTech Global, Inc.

Lisa Giovannielli

Marketing Director

Direct: 845-262-1081

lgiovannielli@biohitech.com

www.biohitech.com

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